SECTION 906 CERTIFICATIONS
                          --------------------------

Each of the undersigned hereby certifies in his capacity as an officer of Cycle Country Accessories Corp. (the "Company") that the Quarterly Report of the Company on Form 10-QSB for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


                                CYCLE COUNTRY ACCESSORIES CORP.




                                By:     /s/ Ron Hickman
                                   ------------------------
                                       Ron Hickman
                                       President and Chief Executive Officer



                                By:     /s/ David Davis
                                   ------------------------
	           			David Davis
                                        Chief Financial Officer


Date: February 6, 2004

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